                                                                    EXHIBIT 99.2

                            JOINT FILER INFORMATION

           Item                                  Information
Name:                             Wells Fargo Municipal Capital Strategies, LLC
Address:                          375 Park Avenue
                                  New York, New York 10152

Date of Event Requiring           September 12, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Nuveen AMT-Free Quality Municipal Income Fund
Trading Symbol:                   (NEA)

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

                                     By:  / s / Adam Joseph
                                         -------------------------------
                                     Name: Adam Joseph
                                     Title: President
                                     Date: September 14, 2016

           Item                                  Information
Name:                             Wells Fargo Bank, National Association
Address:                          101 North Phillips Avenue
                                  Sioux Falls, SD 57104

Date of Event Requiring           September 12, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Nuveen AMT-Free Quality Municipal Income Fund
Trading Symbol:                   (NEA)

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

                                     By:  / s / Adam Joseph
                                         -------------------------------
                                     Name: Adam Joseph
                                     Title: Managing Director
                                     Date: September 14, 2016